UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 4, 2009

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)
On June 4, 2009, the Board of Directors of Prudential. Bancorp, Inc. of Pennsylvania, Inc. (the “Company”) appointed, effective July 1, 2009, John C. Hosier to the Board of Directors of the Company.  He was also appointed to the Boards of Directors of the Company’s mutual holding company parent, Prudential Mutual Holding Company (the “MHC”), as well as the Company’s wholly owned subsidiary, Prudential Savings Bank.  There are no arrangements or understandings between a director or executive officer of the Company, the Bank or the MHC and Mr. Hosier pursuant to which he was elected as a director of the Company.  No determination has been made as of the date hereof regarding the committees of the Board of Directors of the Company to which Mr. Hosier will be appointed.  No directors or executive officers of the Company or the Bank are related to Mr. Hosier by blood, marriage or adoption. Mr. Hosier has not engaged in any transactions since October 1, 2007 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

(e)	Not applicable.

(f)	Not applicable.

ITEM 7.01      Regulation FD Disclosure

On June 10, 2009, the Company issued a press release announcing the appointment of Mr. Hosier, effective July 1, 2009, as a director of the Company, the Bank and the MHC. For additional information, reference is made to the Company’s press release, dated June 10, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release dated June 10, 2009 announcing appointment of a new director.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

	By:	/s/Joseph R. Corrato
	Name:	Joseph R. Corrato
	Title:	Executive Vice President and Chief Financial Officer

Date: June 10, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 10, 2009 announcing appointment of a new director.